UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 28, 2015

CYRUSONE INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1649 West Frankford Road

Carrollton, TX 75007

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (972) 350-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 — Financial Statements and Exhibits.

As previously announced in the Current Report on Form 8-K filed by CyrusOne Inc. (the “Company”) on July 1, 2015, the Company’s operating partnership, CyrusOne LP, a Maryland limited partnership, closed its previously announced acquisition (the “Cervalis Acquisition”) of Cervalis Holdings LLC, a Delaware limited liability company (“Cervalis”).

The Company is filing certain historical and pro forma financial information related to the Cervalis Acquisition as exhibits to this Current Report on Form 8-K.

(a) Financial statements of businesses acquired

The condensed consolidated interim financial statements of Cervalis as of June 30, 2015 and December 31, 2014 and for the three and six months ended June 30, 2015 and 2014 are filed as Exhibit 99.1 hereto.  The Company previously filed the audited consolidated financial statements of Cervalis as of and for the year ended December 31, 2014 as Exhibit 99.2 in its Current Report on Form 8-K, as filed on June 22, 2015.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2015 and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2015, reflecting the Cervalis Acquisition are filed as Exhibit 99.2 hereto. Such unaudited pro forma condensed combined financial statements are not necessarily indicative of the operating results or financial position that actually would have been achieved if the Cervalis Acquisition had been in effect on the dates indicated or that may be achieved in future periods, and should be read in conjunction with the financial statements of the Company and Cervalis. The Company previously filed the unaudited pro forma condensed combined balance sheet as of March 31, 2015 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014 and the three months ended March 31, 2015 as Exhibit 99.3 in its Current Report on Form 8-K, as filed on June 22, 2015.

(d) Exhibits

Exhibit No.	Description

99.1	Condensed Consolidated Interim Financial Statements of Cervalis Holdings LLC as of June 30, 2015 and December 31, 2014 and for the three and six months ended June 30, 2015 and 2014.
99.2	Unaudited Pro Forma Condensed Combined Financial Information of CyrusOne Inc. as of June 30, 2015 and for the six months ended June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: October 28, 2015	By:	/s/ Robert M. Jackson
Robert M. Jackson
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Condensed Consolidated Interim Financial Statements of Cervalis Holdings LLC as of June 30, 2015 and December 31, 2014 and for the three and six months ended June 30, 2015 and 2014.
99.2	Unaudited Pro Forma Condensed Combined Financial Information of CyrusOne Inc. as of June 30, 2015 and for the six months ended June 30, 2015.